UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 29, 2016

WELLNESS CENTER USA, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

1014 E Algonquin Rd, Ste. 111, Schaumburg, IL, 60173

 (Address of Principal Executive Offices)

 _______________

(847) 925-1885

 (Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Audit Committee of the Board of Directors (the "Audit Committee") of Wellness Center  USA, Inc. (the "Company") has completed a review regarding the appointment of the Company's independent registered public accounting firm for the year ending September 30, 2016, and for the interim period continuing from the date hereof through such fiscal year end.

As a result of this process on April 29, 2016, the Audit Committee engaged  Weinberg & Company, P.A., 1925 Century Plaza East, Suite 1120, Los Angeles, California 90067 (310) 601-2200 (“WCPA”), as the Company's independent registered public accounting firm for said  fiscal year and interim period, and dismissed Li and Company, PC ("Li & Co.") from that role.

The audit reports of Li & Co. on the Company's consolidated financial statements as of and for the fiscal years ended September 30, 2015 and September 30, 2014, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

During the fiscal years ended September 30, 2015 and September 30, 2014, and the subsequent interim period through April 29, 2016, there were (i) no "disagreements" as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Li & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Co., would have caused Li & Co. to make reference to the subject matter of the disagreement in their audit reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Li & Co. with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report"). The Company requested that Li & Co. furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Li & Co.’s letter dated May 2, 2016 is attached as Exhibit 16.1 hereto.

During the fiscal years ended September 30, 2015 and September 30, 2014, and the subsequent interim period through April 29, 2016, neither the Company nor anyone acting on its behalf has consulted with WCPA with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that WCPA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a "disagreement" or "reportable event" as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of business acquired. None.

(b)  Pro forma financial information.   None.

(c)  Shell Company Transaction. Not applicable.

(d)  Exhibits.

16.1

Li and Company, P.C. letter addressed to the U.S. Securities and Exchange Commission

* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

EXHIBIT INDEX

Exhibit No.

Description

16.1 Letter from Li and Company, P.C. addressed to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: May 2, 2016	By:	/s/ Andrew J. Kandalepas
Andrew J. Kandalepas
Chairman, Chief Executive Officer, Principal Accounting Officer, and Chief Financial Officer